UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

Check the appropriate box:

|X|    Preliminary Information Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
|_|    Definitive Information Statement


                    NT MEDIA CORPORATION OF CALIFORNIA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)

|X|    No fee required.

|_|    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       1)     Title of each class of securities to which transaction applies:

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       2)     Aggregate number of securities to which transaction applies:

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       3)     Per unit price or other underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              ------------------------------------------------------------------
       4) Proposed maximum aggregate value of transaction: 5) Total fee paid:

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|_|    Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)     Amount Previously Paid:

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       2)     Form, Schedule or Registration Statement No.:

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       3)     Filing Party:

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       4)     Date Filed:

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


                              INFORMATION STATEMENT
                                       OF
                    NT MEDIA CORPORATION OF CALIFORNIA, INC.
                               7800 OCEANUS DRIVE
                          LOS ANGELES, CALIFORNIA 90046

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
                                SEND US A PROXY.

          This Information Statement is first being furnished on or about October ___, 2006 to the holders of record as of the close of business on July 18, 2006 of the common stock of NT Media Corporation of California, Inc. (the "Company").

          A total of eight stockholders owning the equivalent of 29,055,654 shares of the Company's capital stock that are entitled to vote on these actions as of July 18, 2006, have consented in writing to the actions described below. The shares of the Company's capital stock entitled to vote on these actions are hereinafter referred to as the "Voting Shares." Such approval and consent constitute the approval and consent of a majority of the total number of the Voting Shares and are sufficient under the Delaware General Corporation Law and the Company's By-Laws to approve the action. Accordingly, the action will not be submitted to the other stockholders of the Company for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.


                                    ACTION BY
                             CONSENTING STOCKHOLDERS

GENERAL

          The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company's common stock.

          The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

          NT Media Corporation of California, Inc.
          c/o Mr. Ali Moussavi
          7800 Oceanus Drive
          Los Angeles, California 90046
          Fax #: 310-273-2662



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


INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company's Bylaws and the Delaware General Corporation Law, a vote by the holders of at least a majority of the outstanding shares of the Company entitled to vote (the "Voting Shares") is required to effect the action described herein. The Company's Certificate of Incorporation does not authorize cumulative voting for these matters. As of the record date, the Company had the equivalent of 54,144,133 voting shares of common stock issued and outstanding. The consenting stockholders are the record and beneficial owners of 29,055,654 shares of the Company's common stock, which represents approximately 53.66% of the total number of Voting Shares. Pursuant to Section 228(a) of the Delaware General Corporation Act, the consenting stockholders voted in favor of the actions described herein in a written consent, dated July 21, 2006, and attached hereto as EXHIBIT 1. No consideration was paid for the consents. The consenting stockholders' names, affiliation with the Company and beneficial holdings are as follows:

         NAME                AFFILIATION      VOTING SHARES      PERCENTAGE

Chris Mehringer              Stockholder        3,170,746           5.8%
Britannica Associates        Stockholder        11,125,477         20.54%
Delta Capital Partners       Stockholder        3,523,052           6.5%
Dana O'Connor                Stockholder        3,170,746           5.8%
Zebra Equities               Stockholder        2,426,831           4.5%
European Equity Group        Stockholder        1,413,450           2.6%
Bond Street Partners         Stockholder        2,112,676           3.9%
Julius Investments           Stockholder        2,112,676           3.9%

TOTAL                                           29,055,654         53.66%

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

     None.

PROPOSALS BY SECURITY HOLDERS

     None.

DISSENTERS' RIGHT OF APPRAISAL

     None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of July 18, 2006 with respect to the beneficial ownership of the outstanding shares of Company's capital stock by
(i) each person known by Registrant who will beneficially own five percent (5%) or more of the outstanding shares; (ii) the officers and directors of the Company; and (iii) all the aforementioned officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of July 18, 2006 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 54,144,133 common shares issued and outstanding on a fully diluted basis, as of July 14, 2006.


                                       2
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


                                                      AMOUNT AND NATURE
   TITLE OF             NAME AND ADDRESS                OF BENEFICIAL          PERCENT
    CLASS             OF BENEFICIAL OWNERS                OWNERSHIP          OF CLASS (1)
-----------------------------------------------------------------------------------------
Common Stock     Ali Moussavi, Chief Executive             1,144,994             2.1%
                 Officer, President, Acting Chief
                 Financial Officer and Chairman of
                 the Board (2)
Common Stock     Christopher Briggs, Director (3)           100,000               *
Common Stock     Chris Mehringer (4)                       3,170,746             5.8%
Common Stock     Britannica Associates Limited. (5)        11,125,477           20.54%
Common Stock     Delta Capital Partners, Ltd. (6)          3,523,052             6.5%

                 All officers and directors as a           1,244,994             2.23
                 group (2 persons)

---------------
 * Less than 1%
(1) The number of outstanding shares of common stock of the Company for purposes of calculating the percentages is 54,144,133
(2) Ali Moussavi's address is 7800 Oceanus Avenue, Los Angeles, California 90046. Mr. Moussavi is a 50% owner of Astor Capital, Inc., and entity which owns 2,289,987 shares of common stock of the Company. Mr. Moussavi disclaims beneficial ownership of such shares. Mr. Moussavi and Mr. Jacques Tiszabi, who owns 50% of Astor Capital, Inc., share voting and dispositive power over the shares owned by Astor Capital, Inc.
(3)  Christopher  Briggs'  address is 616  Milwood  Avenue,  Venice,  California
     90921.
(4)  Chris Mehringer's address is 10 NW 35th Street, Miami, Florida 33127.
(5) Britannica Associates Limited's address is Omar Hodge Boulevard, Third Floor, Road Town, Tortola, British Virgin Islands. The individual person who has the power to vote and/or dispose of these securities is Mr. Tony Hurley.
(6) Delta Capital Partners, Ltd.'s address is 60 Market Square, #364, Belize City, Belize. The individual person who has the power to vote and/or dispose of these securities is Dominique Balon.

CHANGE IN CONTROL

None.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDERS

The  following   actions  were  taken  by  written  consent  of  the  consenting stockholders:
                                    ACTION 1

 AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES

The consenting stockholders have adopted and approved an amendment to increase the number of the Company's authorized shares of Common Stock from One Hundred Million (100,000,000) to One Billion (1,000,000,000) shares (the "Authorized Share Amendment") at any time during the next twelve months or prior to the next annual meeting of stockholders, whichever occurs first. The par value of each such share of common stock shall be $0.001 per share.

The Authorized Share Amendment will be implemented by filing a Certificate of Amendment with the Secretary of State of the State of Delaware. The text of the Authorized Share Amendment is attached to this Information Statement as Exhibit B to the resolutions approving the authorized share increase, which are attached


                                       3
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


to this Information Statement as Exhibit 1. Under Federal Securities laws, the Company cannot file the Certificate of Amendment until at least 20 days after the mailing of this Information Statement.

As of the record date, the authorized number of shares of the Company's Common Stock is 100,000,000, of which 54,144,133 shares are issued and outstanding. We believe that additional authorized shares are needed to provide the Company adequate flexibility to engage in future capital raising transactions, acquisitions or other transactions which might require the issuance of Common Stock. The future issuance of additional shares of Common Stock on other than a pro rata basis to existing stockholders will dilute the ownership of the current stockholders, as well as their proportionate voting rights.

We have no current plans to issue any of the additional authorized but unissued shares of Common Stock that will become available as a result of the filing of the Amendment.

Although this action is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Certificate of Incorporation or the Bylaws of the Company in effect on the date of this Information Statement, the Company's stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of the Company or the Board more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board currently has no intention of doing so, shares of common stock could be issued by the Board to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Delaware law with respect to a merger or other business combination involving the Company.


                                       4
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


                                    ACTION 2
                               REVERSE STOCK SPLIT

MATERIAL TERMS OF THE REVERSE SPLIT

The consenting stockholders have approved a resolution giving the Board of Directors discretionary authority to amend the Company's Certificate of Incorporation to effect a reverse stock split of the Common Stock of the Company in one of the following ratios: i) one-hundred-for-one (100:1); or ii) one-thousand-for-one (1,000:1) (the "Reverse Split") at any time during the next twelve months or prior to the next annual meeting of stockholders, whichever occurs first. The Board will determine the split ratio based upon a review of the capital structure of the Company, including shares and convertible instruments outstanding, share price, general market conditions, and the potential benefits from the two options.

The amendment will be referred to in this Information Statement as the "Reverse Split Amendment." The proposed "form" of the Reverse Split Amendment is attached to this Information Statement as Exhibit C to the resolutions approving the Reverse Split, which are attached to this Information Statement as Exhibit 1. The Reverse Split Amendment will become effective on the date it is filed with the Secretary of State of Delaware, which date will be selected by the Board of Directors on or prior to the Company's next annual meeting of stockholders. However, the Board of Directors reserves the right to forego or postpone filing the Reverse Split Amendment if such action is determined not to be in the best interests of the Company and its stockholders. If the Reverse Split is not effected by the Board of Directors on or before the next annual meeting of stockholders, the authority to file the Reverse Split Amendment and effect the Reverse Split will lapse.

If the Reverse Split is effected by the Board of Directors, the Board of Directors will fix a record date for determining the shares subject to the Reverse Split. As of the date of this Information Statement, the Board of Directors has not fixed a record date for the Reverse Split.

The consenting stockholders believe that the Reverse Split will be in the best interest of the Company and its stockholders because the Company believes the Reverse Split will maximize stockholder value. Management believes that the Reverse Split is in the Company's best interest in that it may increase the trading price of its common stock. An increase in the price of the common stock could, in turn, generate greater investor interest in the Company, thereby enhancing the marketability of the Company's common stock to the financial community. The potential increases in the trading price and greater interest from the financial community could ultimately improve the trading liquidity of the Company's common shares.

The effect of the 100:1 Reverse Split would be to reduce the total number of shares of the Company's common stock from 54,144,133 to approximately 541,441 presently issued and outstanding. The effect of the 1,000:1 Reverse Split would be to reduce the total number of shares of the Company's common stock from 54,144,133 to approximately54,144. However, the Reverse Split will affect all of the holders of all classes of the Company's common stock uniformly and will not affect any stockholder's percentage ownership interest in the Company or proportionate voting power, except for insignificant changes that will result from the rounding of fractional shares.

If the Reverse Split is effected, it will take place without any action on the part of the holders of all classes of the Company's common stock and without regard to current certificates representing shares of all classes of the
Company's common stock being physically surrendered for certificates representing the number of shares of all classes of the Company's common stock each stockholder is entitled to receive as a result of the Reverse Split. New certificates of the Company's common stock will not be issued.

No fractional shares will be issued in connection with the Reverse Split. Any fractional share will be rounded to the next whole share.

We do not have any provisions in our Certificate of Incorporation, Bylaws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue


                                       5
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


additional shares to resist a third party takeover transaction, even if done at an above market premium and favored by a majority of independent shareholders. There are no adverse material consequences or any anti-takeover provisions in either our Certificate of Incorporation or Bylaws that would be triggered as a consequence of the Reverse Split. The Certificate of Incorporation or Bylaws do not address any consequence of the Reverse Split.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary of certain material federal income tax consequences of the Reverse Split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of Common Stock are held as "capital assets," as defined in the Internal Revenue Code of 1986, as amended. The tax treatment of a stockholder may vary depending on the facts and circumstances of such stockholder.

EACH STOCKHOLDER IS URGED TO CONSULT WITH SUCH STOCKHOLDER'S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT.

No gain or loss should be recognized by a stockholder as a result of the Reverse Split; provided, however, any whole shares received in lieu of fractional shares may result in a taxable gain or loss. The aggregate tax basis of the shares received in the Reverse Split will be the same as the stockholder's aggregate tax basis in the shares exchanged. The stockholder's holding period for the shares received in the Reverse Split will include the period during which the stockholder held the shares surrendered as a result of the Reverse Split. The Company's views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Reverse Split may vary significantly as to each stockholder, depending on the state in which such stockholder resides.

The reverse stock split will take effect upon the filing of an amendment to the Company's Certificate of Incorporation with the Secretary of State of Delaware. Under Federal Securities Laws, the Company cannot file the amendment until at least 20 days after mailing this Information Statement to our stockholders.


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


                                    EXHIBIT 1

                       WRITTEN CONSENT OF THE STOCKHOLDERS

                                       OF

                    NT MEDIA CORPORATION OF CALIFORNIA, INC.

                             A DELAWARE CORPORATION

                  IN LIEU OF A SPECIAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

         The  undersigned,  constituting  the holders of more than fifty percent
(50%) of the outstanding common stock, $.001 par value per share (the "Common Stock") (collectively, the "Stockholders") of NT Media Corporation of California, Inc., a Delaware corporation (the "Corporation"), acting pursuant to the authority granted by Sections 212, 217, 228 and 242 of the General Corporation Law of the State of Delaware (the "Corporations Law") and Section 11 of Article II of the By-Laws of the Corporation do hereby adopt the following resolutions by written consent as of July __, 2006.

          AMENDMENT TO THE CERTIFICATE OF INCORPORATION: REVERSE STOCK
              SPLIT, INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

                    1)

                  WHEREAS, the Board has considered and unanimously approved that the Corporation effect a reverse stock split of its shares of Common Stock, $0.001 par value, in one of the following manners prior to the next Annual Meeting of Stockholders (the "Reverse Stock Split"):

                    1)   a one-hundred-for-one reverse stock split,
                    2)   a one-thousand-for-one reverse stock split;

                  WHEREAS, the Board has considered and unanimously approved that the Corporation increase the number of shares of Common Stock the Corporation is authorized to issue from One Hundred Million (100,000,000) to One Billion (1,000,000,000) (the "Share Increase");

                  WHEREAS, the Board has considered and unanimously approved the proposed forms of Certificate of Amendment to the Certificate of Incorporation substantially in the forms of that attached hereto as Attachment I, Attachment II and Attachment III (the "Amendments"); and

                  WHEREAS, the Board has determined that the Reverse Stock Split, Share Increase and form of Amendments are advisable and in the best interests of the Corporation and its stockholders.

                  NOW, THEREFORE, BE IT VOTED BY THE UNDERSIGNED, that the Board is hereby given the discretionary authority, prior to the next Annual Meeting of Stockholders, if the Board deems it in the best interest of the stockholders, to amend the Company's Articles of Incorporation to effect the Reverse Stock Split;


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


                  BE IT  FURTHER  VOTED  BY  THE  UNDERSIGNED,  that  the  Share
         Increase be and hereby is ratified, adopted and approved by the undersigned;

                  BE IT FURTHER VOTED BY THE UNDERSIGNED, that the form of Amendments each be and hereby is ratified, adopted and approved by the undersigned; and

                  BE IT FURTHER VOTED BY THE UNDERSIGNED, that the officers of the Corporation are hereby authorized and approved to take all actions deemed necessary or desirable by them, or each acting alone, to cause the Corporation to effect the Reverse Stock Split and Share Increase and to duly file the Amendments in the State of Delaware, with any changes or modifications the officers of the Corporation may deem necessary or desirable.



                            [SIGNATURE PAGE FOLLOWS]


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


         This Written Consent shall be added to the corporate records of the Corporation and made a part thereof, and the votes set forth below shall have the same force and effect as if adopted at a meeting duly noticed and held.

         This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent as of the date of the final signature hereto.

         THIS WRITTEN CONSENT MAY BE REVOKED BY THE UNDERSIGNED AT ANY TIME PRIOR TO THE TIME UPON WHICH WRITTEN CONSENTS OF THE NUMBER OF SHARES REQUIRED TO AUTHORIZE THE ABOVE PROPOSED ACTION HAVE BEEN FILED WITH THE SECRETARY OF THE CORPORATION.



By:___________________________________________
Name:_________________________________________
Common Stock Stockholder
Dated: _______________________________________
Number of Shares Voted:_______________________



                          CERTIFICATE OF VOTING CONTROL


I,_________________, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.



By:___________________________________________
Name:_________________________________________
Common Stock Stockholder
Dated: _______________________________________
Number of Shares Voted:_______________________


                                       3
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


                                    EXHIBIT A


                           AUTHORIZED SHARE AMENDMENT

                                STATE OF DELAWARE
                            CERTIFICATE OF AMENDMENT
                         OF CERTIFICATE OF INCORPORATION
                   OF NT MEDIA CORPORATION OF CALIFORNIA, INC.

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of NT Media Corporation of California, Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling for a written consent of the majority of stockholders in lieu of a meeting of stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "FOURTH" so that, as amended, said Article shall be and read as follows:

          The total number of shares of stock which this corporation shall have authority to issue is One Billion Five Million (1,005,000,000) with a par value of one mil ($0.001) per share. One Billion (1,000,000,000) of those shares are Common Stock and Five Million (5,000,000) of those shares are Preferred Stock. Each share of Common Stock shall entitle the holder thereof to one vote, in person or by proxy, on any matter on which action of the stockholders of this corporation is sought. The holders of shares of Preferred Stock shall have no right to vote such shares, except (i) as determined by the Board of Directors of this corporation in accordance with the provisions of Section (3) of ARTICLE FIFTH of this Certificate of Incorporation, or
          (ii) as otherwise provided by the Delaware General Corporation Law, as amended from time to time. The stockholders shall not possess cumulative voting rights. The holders of shares of capital stock of the corporation shall not be entitled to pre-emptive or preferential rights to subscribe to any unissued stock or any other securities which the corporation may now or hereafter be authorized to issue. The corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a written consent in lieu of a meeting of stockholders was duly circulated to not more than ten (10) stockholders of the corporation, and in accordance with
Section 228 of the General Corporation Law of the State of Delaware, from which written consent the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.


IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this _____________ day of ____________, 2006.


                                       By:  /S/ ALI MOUSSAVI
                                           -------------------------------------
                                                Ali Moussavi
                                                Chief Executive Officer


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


                                    EXHIBIT B

                          REVERSE STOCK SPLIT AMENDMENT

                                STATE OF DELAWARE
                            CERTIFICATE OF AMENDMENT
                         OF CERTIFICATE OF INCORPORATION
                   OF NT MEDIA CORPORATION OF CALIFORNIA, INC.

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of NT Media Corporation of California, Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling for a written consent of the majority of stockholders in lieu of a meeting of stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "FOURTH" so that, as amended, said Article shall be and read as follows:

     (1) The total number of shares of stock which this corporation shall have authority to issue is One Billion Five Million (1,005,000,000) with a par value of $0.001 per share. One Billion (1,000,000,000) of those shares are Common Stock and Five Million (5,000,000) of those shares are Preferred Stock. Each share of Common Stock shall entitle the holder thereof to one vote, in person or by proxy, on any matter on which action of the stockholders of this corporation is sought. The holders of shares of Preferred Stock shall have no right to vote such shares, except (i) as determined by the Board of Directors of this corporation in accordance with the provisions of Section (3) of ARTICLE FIFTH of this Certificate of Incorporation, or (ii) as otherwise provided by the Delaware General Corporation Law, as amended from time to time. The stockholders shall not possess cumulative voting rights. The holders of shares of capital stock of the corporation shall not be entitled to pre-emptive or preferential rights to subscribe to any unissued stock or any other securities which the corporation may now or hereafter be authorized to issue. The corporation's capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

     (2) Upon filing this Certificate of Amendment to the Certificate of Incorporation (the "Split Effective Date"), each ______ shares of Common Stock, par value $0.001 per share, of the Corporation issued and outstanding or held as treasury shares immediately prior to the Split Effective Date (the "Old Common Stock") shall automatically without any action on part of the holder thereof, be reclassified and changed into one share of common stock, par value $0.001 per share, which the Corporation shall be authorized to issue immediately subsequent to the Split Effective Date (the "New Common Stock"). Each holder of a certificate or certificates which immediately prior to the Split Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates") shall, from and after the Split Effective Date, be entitled to receive upon surrender of such Old Certificates to the Corporation's transfer agent for cancellation, a certificate or certificates (the "New Certificates") representing the shares of New Common Stock into which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. No fractional shares of New Common Stock of the Corporation shall be issued. No stockholder of the Corporation shall transfer any fractional shares of Common Stock of the Corporation. The Corporation shall not recognize on its stock


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


          record books any purported transfer of any fractional share of Common Stock of the Corporation. Instead, any fractional shares shall be rounded to the nearest whole share.


SECOND: That thereafter, pursuant to resolution of its Board of Directors, a written consent in lieu of a meeting of stockholders was duly circulated to not more than ten (10) stockholders of the corporation, and in accordance with
Section 228 of the General Corporation Law of the State of Delaware, from which written consent the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.


IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this _____________ day of ____________, 2006.


                                       By:  /S/ ALI MOUSSAVI
                                           -------------------------------------
                                                Ali Moussavi
                                                Chief Executive Officer


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